Contact:	Mark Thomson, CFO
(757) 766-4224

FOR IMMEDIATE RELEASE

Measurement Specialties Announces Fiscal 2009 Third Quarter Results
Income from continuing operations of $0.9 million on net sales of $43.3 million

Hampton, VA, February 4, 2009 – Measurement Specialties, Inc. (NASDAQ: MEAS), a global designer and manufacturer of sensors and sensor-based systems, announces results for the three and nine months ended December 31, 2008.  Unless otherwise stated, results reflect continuing operations only.

The Company reported a decrease in consolidated net sales of $12.7 million or 23% to $43.3 million for the three months ended December 31, 2008, as compared to the corresponding period last year.  The overall decrease in sales is largely attributable to a large decline in the passenger and non-passenger vehicle market and certain other market verticals adversely impacted by the global economic decline.  Organic sales, which are defined as net sales excluding sales attributed to Intersema, declined $15.1 million or 27%.  For the three months ended December 31, 2008, the Company reported income from continuing operations of $0.9 million, or $0.06 per diluted share, as compared to $4.9 million or $0.33 per diluted share for the same period last year.

For the nine months ended December 31, 2008, the Company reported a decrease in consolidated net sales of $4.4 million or 3% to $161.2 million, as compared to the same period last year.  Organic sales decreased $15.2 million or 9.2%.  For the nine months ended December 31, 2008, the Company reported income from continuing operations of $8.5 million, or $0.58 per diluted share, as compared to $11.9 million or $0.82 per diluted share for the same period last year.

Frank Guidone, Company CEO commented, “Despite one of the worst recessions in decades, we remained profitable with EBITDA of $5.5 million for the third quarter and almost $26 million for the nine months ended December 31, 2008.  The decrease in our sales reflects the current downward economic pressure in most areas of the economy.  The most notable decline was with our automotive and truck customers.  While we believe third quarter sales were unusually hard hit as a result of our customers reducing inventory levels to match lower anticipated demand, it is not yet clear how much improvement we will see in the fourth quarter.   We have taken decisive action to align our labor workforce with the latest sales projections and we have lowered costs through reductions in headcount, management salaries, and elimination of the Company’s management bonus program and 401(k) match, as well as the curtailment of capital expenditures and other cost control measures.  Since we are expecting a decrease in sales for the remainder of fiscal 2009 as compared to the prior year period, we expect consolidated net sales for fiscal year 2009 to range from $205 million to $215 million.”

On February 4, 2009, the Company filed its Form 10-Q for the fiscal quarter ended December 31, 2008.  Please refer to the Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Form 10-Q filed for a more complete discussion of sales, margin and expenses.

Measurement Specialties Inc.	•	1000 Lucas Way	•	Hampton, VA 23666	•	www.meas-spec.com

The Company will host an investor conference call on Thursday, February 5, 2009 at 11:00 AM Eastern to answer questions regarding the results for the three and nine months ended December 31, 2008  reported in our Form 10-Q.  US dialers: (877) 407-8031; International dialers (201) 689-8031.  Interested parties may also listen via the Internet at: www.investorcalendar.com.  The call will be available for replay for 30 days by dialing (877) 660-6853 (US dialers); (201) 612-7415 (International dialers), and entering the replay pass code #286 and conference ID# 311679, and on Investorcalendar.com.

About Measurement Specialties:  Measurement Specialties, Inc. (MEAS) designs and manufactures sensors and sensor-based systems to measure precise ranges of physical characteristics such as pressure, temperature, position, force, vibration, humidity and photo optics.  MEAS uses multiple advanced technologies – piezo-resistive silicon sensors, application-specific integrated circuits, micro-electromechanical systems (“MEMS”), piezoelectric polymers, foil strain gauges, force balance systems, fluid capacitive devices, linear and rotational variable differential transformers, electromagnetic displacement sensors, hygroscopic capacitive sensors, ultrasonic sensors, optical sensors, negative thermal coefficient (“NTC”) ceramic sensors and mechanical resonators – to engineer sensors that operate precisely and cost effectively.

This release includes forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended.  Forward looking statements may be identified by such words or phrases  “should”, "intends", “ is subject to”, "expects", "will", "continue", "anticipate", "estimated", "projected", "may", "we believe", "future prospects", or similar expressions.  These forward-looking statements  involve a number of risks and uncertainties. Factors that might cause actual results to differ include, but are not limited to, success of any reorganization or cost control efforts; ability to raise additional funds; conditions in the general economy and in the markets served by the Company, including changes in the demand for passenger and non-passenger vehicles incorporating our products; competitive factors, such as price pressures and the potential emergence of rival technologies; interruptions of suppliers' operations affecting availability of component materials at reasonable prices; timely development and market acceptance, and warranty performance of new products; success in integrating prior or future acquisitions; changes in product mix, costs and yields, fluctuations in foreign currency exchange rates; uncertainties related to doing business in Hong Kong and China; and the risk factors listed from time to time in the Company's SEC reports.  The Company from time-to-time considers acquiring or disposing of business or product lines. Forward-looking statements do not include the impact of acquisitions or dispositions of assets, which could affect results in the near term.  Actual results may differ materially.  The Company assumes no obligation to update the information in this release.

Company Contact:  Mark Thomson, CFO, (757) 766-4224

Measurement Specialties Inc.	•	1000 Lucas Way	•	Hampton, VA 23666	•	www.meas-spec.com

MEASUREMENT SPECIALTIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Quarter ended December 31,		Nine months ended December 31,
(Amounts in thousands, except per share amounts)	2008	2007	2008	2007
Net sales	$43,299	$55,991	$161,184	$165,604
Cost of goods sold	24,379	32,522	91,987	95,888
Gross profit	18,920	23,469	69,197	69,716
Total operating expenses	16,866	15,949	54,963	48,629
Operating income	2,054	7,520	14,234	21,087
Interest expense, net	675	946	2,187	3,339
Foreign currency exchange loss	351	422	684	863
Other expense (income)	161	3	(193)	(29)
Income from continuing operations before minority interest and income taxes	867	6,149	11,556	16,914
Minority interest, net of income taxes	106	91	276	252
Income tax (benefit) expense from continuing operations	(115)	1,205	2,830	4,747
Income from continuing operations	876	4,853	8,450	11,915
Discontinued operations:
Income from discontinued operations before income taxes	-	42	-	98
Income tax benefit from discontinued operations	-	(9)	-	(3)
Income from discontinued operations	-	51	-	101
Net income	$876	$4,904	$8,450	$12,016

Net income per common share - Basic:
Income from continuing operations	$0.06	$0.33	$0.58	$0.83
Income from discontinued operations	-	0.01	-	0.01
Net income per common share - Basic	$0.06	$0.34	$0.58	$0.84

Net income per common share - Diluted:
Income from continuing operations	$0.06	$0.33	$0.58	$0.82
Income from discontinued operations	-	0.01	-	0.01
Net income per common share - Diluted	$0.06	$0.34	$0.58	$0.83

Weighted average shares outstanding - Basic	14,464	14,357	14,461	14,337
Weighted average shares outstanding - Diluted	14,536	14,535	14,545	14,512

Measurement Specialties Inc.	•	1000 Lucas Way	•	Hampton, VA 23666	•	www.meas-spec.com

MEASUREMENT SPECIALTIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	December 31,	March 31,
(Amounts in thousands)	2008	2008

ASSETS

Current assets:
Cash and cash equivalents	$23,197	$21,565
Accounts receivable, trade, net of allowance for doubtful accounts of $623 and $696, respectively	25,945	39,919
Inventories, net	47,614	40,286
Deferred income taxes, net	4,467	4,299
Prepaid expenses and other current assets	4,180	3,760
Other receivables	716	1,270
Due from joint venture partner	1,664	2,155
Current portion of promissory note receivable	283	809
Total current assets	108,066	114,063

Property, plant and equipment, net	45,915	40,715
Goodwill	94,717	95,710
Acquired intangible assets, net	26,386	31,766
Deferred income taxes, net	2,610	1,769
Other assets	1,519	1,592
Total assets	$279,213	$285,615

Measurement Specialties Inc.	•	1000 Lucas Way	•	Hampton, VA 23666	•	www.meas-spec.com

MEASUREMENT SPECIALTIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	December 31,	March 31,
(Amounts in thousands, except share amounts)	2008	2008

LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS' EQUITY

Current liabilities:
Current portion of promissory notes payable	$4,734	$2,511
Current portion of long-term debt	2,348	3,157
Current portion of capital lease obligation	717	822
Accounts payable	14,947	23,523
Accrued expenses	3,163	3,634
Accrued compensation	4,750	7,067
Income taxes payable	1,714	751
Other current liabilities	4,679	3,510
Total current liabilities	37,052	44,975

Revolver	56,802	58,206
Long-term debt, net of current portion	13,453	15,309
Capital lease obligation, net of current portion	157	781
Promissory notes payable, net of current portion	4,734	7,535
Other liabilities	1,230	1,067
Total liabilities	113,428	127,873

Minority Interest	2,563	1,953

Shareholders' equity:
Serial preferred stock; 221,756 shares authorized; none outstanding	-	-
Common stock, no par; 25,000,000 shares authorized; 14,477,438 and 14,440,848 shares issued and outstanding, respectively	-	-
Additional paid-in capital	81,247	78,720
Retained earnings	70,389	61,939
Accumulated other comprehensive income	11,586	15,130
Total shareholders' equity	163,222	155,789
Total liabilities, minority interest and shareholders' equity	$279,213	$285,615

Measurement Specialties Inc.	•	1000 Lucas Way	•	Hampton, VA 23666	•	www.meas-spec.com

MEASUREMENT SPECIALTIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(UNAUDITED)

	Nine months ended December 31,
(Amounts in thousands)	2008	2007

Cash flows from operating activities:
Net income	$8,450	$12,016
Less: Income (loss) from discontinued operations - Consumer	-	101
Income from continuing operations	8,450	11,915

Adjustments to reconcile net income to net cash provided by operating activities from continuing operations:
Depreciation and amortization	9,588	6,784
Loss on sale of assets	117	93
Provision for doubtful accounts	317	84
Provision for inventory reserve	111	566
Provision for warranty	112	455
Minority interest	276	252
Non-cash equity based compensation (SFAS 123R)	2,251	2,493
Deferred income taxes	(1,532)	822
Net change in operating assets and liabilities:
Accounts receivable, trade	12,899	2,099
Inventories	(7,513)	(545)
Prepaid expenses, other current assets and other receivables	(26)	(256)
Other assets	671	(238)
Accounts payable	(7,599)	3,008
Accrued expenses, accrued compensation, other current and other liabilities	(1,654)	(2,073)
Accrued litigation settlement expenses	-	(1,275)
Income taxes payable	1,166	263
Net cash provided by operating activities from continuing operations	17,634	24,447
Cash flows used in investing activities from continuing operations:
Purchases of property and equipment	(11,334)	(8,473)
Proceeds from sale of assets	6	26
Acquisition of business, net of cash acquired	-	(22,838)
Net cash used in investing activities from continuing operations	(11,328)	(31,285)
Cash flows from financing activities from continuing operations:
Repayments of long-term debt	(2,439)	(2,183)
Borrowings of short-term debt, revolver and notes payable	2,500	41,127
Payments of short-term debt, revolver, leases and notes payable	(4,487)	(13,587)
Payments under deferred acquisition payments	-	(1,738)
Minority interest payments	-	(243)
Proceeds from exercise of options	276	1,568
Net cash provided by financing activities from continuing operations	(4,150)	24,944

Net cash provided by operating activities of discontinued operations	-	158
Net cash provided by investing activities of discontinued operations	540	2,239
Net cash provided by discontinued operations	540	2,397

Net change in cash and cash equivalents	2,696	20,503
Effect of exchange rate changes on cash	(1,064)	746
Cash, beginning of year	21,565	7,709
Cash, end of year	$23,197	$28,958

Supplemental Cash Flow Information:
Cash paid during the period for:
Interest	$2,119	$3,461
Income taxes	1,715	3,278
Non-cash investing and financing transactions:
Promissory note payable from acquisition	-	8,708

Measurement Specialties Inc.	•	1000 Lucas Way	•	Hampton, VA 23666	•	www.meas-spec.com

Reconciliation of Non-GAAP Financial Measures (Unaudited):

	Fiscal quarter ended December 31,		Nine months ended December 31,
	2008	2007	2008	2007

(In thousands, except percentages and per share amounts)

Income from Continuing Operations	$876	$4,853	$8,450	$11,915
Add Back:
Interest	675	946	2,187	3,339
Income Taxes	(115)	1,205	2,830	4,747
Depreciation and Amortization	3,011	2,337	9,588	6,784
Foreign Currency Exchange Loss	351	422	684	863
Non-cash equity based compensation under SFAS 123R	727	860	2,251	2,493
Adjusted EBITDA	$5,525	$10,623	$25,990	$30,141
As % of Net Sales	12.8%	19.0%	16.1%	18.2%

Free Cash Flow
Net cash provided by operating activities from continuing operations	$2,060	$12,541	17,634	24,447
Purchases of property and equipment	(3,368)	(3,539)	(11,334)	(8,473)
Free Cash Flow	$(1,308)	$9,002	$6,300	$15,974

Regulation G, “Conditions for Use of Non-GAAP Financial Measures,” promulgated under the Securities and Exchange Act of 1934, as amended, defines and prescribes the conditions for use of certain non-GAAP financial information.  We believe that certain of our financial measures which meet the definition of non-GAAP financial measures are important supplemental information to investors.

The financial information accompanying this press release includes the Company’s earnings before interest, income taxes, depreciation, amortization and stock option expense, or “Adjusted EBITDA” and “Free Cash Flow.”  Adjusted EBITDA is derived by adding interest, taxes, depreciation, amortization, foreign currency transaction gains/losses, and stock option expense to the Company’s net income from continuing operations.  Free Cash Flow is non-GAAP measure that is not in accordance with, or an alternative to, measures prepared in accordance with GAAP and may be different from free cash flow measures used by other companies.  Free Cash Flow is derived by taking net cash provided by operating activities from continuing operations and subtracting capital expenditures (purchases of property and equipment).  The Company believes that Adjusted EBITDA is important to investors because it provides a financial measure that is more representative of the Company’s cash flow (prior to taking into account the effects of changes in working capital and purchases of property and equipment), excluding non-cash expenses and items such as foreign currency transaction gains/losses, income taxes and interest, which vary greatly period to period.  The Company believes that this measure is important to investors because it more accurately represents the leverage effect of fixed expenses given our rapid growth in sales.  The Company believes Free Cash Flow is also important to investors as it provides useful information about the amount of cash generated by the business after the purchase of property, buildings and equipment, which can then be used to, among other things, invest in the Company’s business, make strategic acquisitions and strengthen the balance sheet, and because it is a significant measure used in determining the enterprise value of the Company.  A limitation on the use of free cash flow as a measure of financial performance is that it does not represent the total increase or decrease in the Company’s cash balance for the period or the residual cash flows available for discretionary expenditures due to the fact that the measure does not deduct the payments required for debt service and other obligations or payments made for business acquisitions.

Measurement Specialties Inc.	•	1000 Lucas Way	•	Hampton, VA 23666	•	www.meas-spec.com

These non-GAAP financial measures are used in addition to and in conjunction with the results presented in accordance with GAAP.   These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures.  Non-GAAP financial measures provide an additional way of viewing aspects of our operation that, when viewed with our GAAP results and the accompanying reconciliations to the corresponding GAAP financial measures, provide an understanding of certain factors and trends relating to our business.   The Company strongly encourages investors to review our financial statements and publicly filed reports in their entirety and to not rely on any single financial measure.

*****End of Press Release*****

Measurement Specialties Inc.	•	1000 Lucas Way	•	Hampton, VA 23666	•	www.meas-spec.com